Transaction Overview
Summit Materials, LLC ("Summit", the "Company“ or the "Borrower") is a leading, vertically-integrated, geographically diverse construction materials company supplying aggregates, cement, ready-mixed concrete, asphalt and related paving and construction services for a variety of end-uses in the U.S. construction industry and western Canada
Summit plans to complete, through its subsidiary Continental Cement Company, L.L.C. ("Continental Cement" or "CCC"), the
acquisition of Lafarge North America Inc.’s Davenport, Iowa cement plant and seven cement distribution terminals
("Davenport Assets") for $450 million plus CCC’s Bettendorf, Iowa cement distribution terminal (the "Transaction")
LTM March 2015, the Davenport Assets’ Pro Forma Revenue and Pro Forma Adjusted EBITDA was $146 and $56
1
million,
respectively
Transaction is expected to close in July 2015 and is contingent on final regulatory approval and the Lafarge-Holcim merger closing
$370 million paid at closing; $80 million to be paid no later than 12/31/15
Summit intends to finance the initial $370 million, refinance its existing Term Loan B due 2019 and refinance a portion of its existing Senior Unsecured Notes due 2020 with a new $650 million Term Loan B ("TLB") due 2022 and new $275 million Senior Unsecured Notes (“New Notes”)
Summit intends to satisfy $80 million via an equity raise
In LTM Q1 2015, Summit’s Pro Forma Net Revenue and Pro Forma Adjusted EBITDA was $1,315 and $268 million, respectively
2
Pro Forma for the completion of the Davenport Assets transaction, Secured Net Leverage of 2.5x and Net Leverage of 4.6x
(1)
Includes approximately $2 million of run-rate synergies (low end of $2-$4 million of estimated synergies range). See “Davenport Assets EBITDA Bridge” on slide 39 for more information.
(2)
Pro forma for all Summit completed acquisitions as of 3/28/15 and for the purchase of the Davenport Assets. See “Davenport Assets EBITDA Bridge” and “Summit EBITDA Bridge” on slides 39 and 38, respectively, for more information. Summit LTM Q1 2015 Pro Forma Net Revenue calculated by subtracting Summit’s net revenue for Q1 2014 from Summit’s net revenue for fiscal 2014 and adding Summit’s net revenue for the
Q1 2015 and estimated net revenue for the Davenport Assets for LTM Q1 2015.
Exhibit 99.1

SUMMIT Materials

Minneapolis, MN
St. Paul, MN
LaCrosse, WI
Des Moines, IA
Bettendorf, IA
Davenport, IA
Hannibal, MO
St. Louis, MO
Memphis, TN
Baton Rouge, LA
New Orleans, LA

Davenport Assets Overview
One cement plant and seven cement distribution terminals
along the Mississippi River
Cement plant located in Davenport, IA along the Mississippi
River and produces one clinker type and two cement types
(both low alkali)
Effective capacity of approximately 1.2 million short
tons (“mt”) of cement
Combination with Summit’s Continental Cement business
creates a strategically  compelling and complementary
multi-plant cement business
Located in attractive growth markets in the midwestern
United States
LTM March 2015, the Davenport Assets:
Produced $146 million of Pro Forma Revenue and $56
million
1
of Pro Forma Adjusted EBITDA
Sold 1.5mt of cement through the seven distribution
terminals; 1.2mt supplied by the Davenport plant and
0.3mt from other sources
Business Overview
Geographic Footprint
CCC Bettendorf Terminal
CCC Hannibal Plant
CCC Terminal
Davenport Plant
Davenport Terminal
(1)
Includes approximately $2 million of run-rate synergies (low end of $2-$4 million of estimated synergies range).

Transaction Rationale
U.S. cement industry is moving back towards its historical domestic cement supply-demand imbalance
Demand is expected to exceed U.S. domestic capacity by 2017
Positive pricing trends
Most northern cement plant on the Mississippi River (1.2mt cement capacity)
Distributed ~1.5mt of cement in ’14; volume in excess of the Davenport plant capacity will be serviced with CCC capacity
Well-run, low-cost plant with strong management
Efficient barge, rail and truck distribution modes
1 of 4 terminal operators in New Orleans that can supply imported cement into the southern Mississippi River system
On-site limestone reserves of ~50 years
100% materials business in attractive cement sector; doubles Summit’s cement operations
Makes Summit the #3 player (PF 2.45mt cement capacity) on the U.S. mid-continent river system
Synergy opportunities include distribution efficiencies, alternative fuels optimization and best practices transfers
Enables CCC to utilize its excess capacity and bring additional supply to the Davenport terminal network
Expands Summit’s geographical diversity, providing new platforms for downstream growth
Complementary, experienced management teams across Davenport and CCC
Provides distribution infrastructure to support cement capacity expansion at CCC’s Hannibal plant
Increases Summit’s overall EBITDA margin percentage ~200 bps
Increases Summit’s materials-related earnings exposure by ~900 bps
Further margin expansion expected from improving industry fundamentals
4
1
2
3
Attractive Time to
Invest in the Cement
Sector
Premier Assets
Strong Strategic and
Operational Fit
Improves Summit’s
Margin and Earnings
Mix Exposure

Davenport Assets Pro Forma Financial Overview
(1)
Pro forma for combination of the Davenport cement plant and seven cement distribution terminals under Summit ownership based on internal Lafarge data and Summit estimates.
(2)
Costs include manufacturing costs, supply agreement costs, freight, terminal operating costs and general and administrative expenses. These amounts were derived by management based on data provided by Lafarge and adjusted to reflect only the acquired assets. These adjustments required management estimates and assumptions.
(3)
Excludes approximately $2 million of run-rate synergies (low end of $2-$4 million of estimated synergies range). See “Davenport Assets EBITDA Bridge” on slide 39 for more information.
Ongoing market recovery in
volume and pricing continues to
drive top line growth
Plant uptime & reliability were
exceedingly strong in 2014
Sustainable, low-cost operations
through continuous improvement
and best-in-class preventive
maintenance have provided
significant operating leverage
Mature plant with low ongoing
maintenance CapEx
requirements
(millions, ex. Per unit metrics)
LTM
2012
1
2013
1
2014
1
3/31/15
1
Volume (mt)
1.214
1.320
1.467
1.474
% growth
--
8.7%
11.2%
0.5%
Revenue
$108.1
$122.1
$143.9
$146.1
per ton
$89.04
$92.50
$98.09
$99.12
% growth
--
13.0%
17.9%
1.5%
Costs
2
$80.5
$84.1
$92.5
$90.4
% of revenue
74.5%
68.9%
64.3%
61.9%
Adjusted EBITDA
3
--
--
$49.1
$53.4
per ton
--
--
$33.47
$36.23
% margin
--
--
34.1%
36.6%
% growth
--
--
29.6%
8.8%
Net CapEx
$2.9
$1.4
$3.3
$4.5
per ton
$2.39
$1.06
$2.25
$3.05
% of revenue
2.7%
1.1%
2.3%
3.1%

(1)
Pro Forma effects of acquisitions completed prior to March 28, 2015 (does not include June 2015 acquisition of Lewis & Lewis or Davenport).
Summit EBITDA Bridge
($ in millions)
2013A
2014A
LTM 3/28/15A
Net Loss
($104)
($6)
($33)
Interest Expense
56
87
92
Income Tax Benefit
(3)
(7)
(11)
Depreciation, Depletion, Amortization and Accretion Expense
72
88
95
Discontinued Operations
1
(1)
--
Goodwill Impairment
68
--
--
Initial Public Offering Costs
--
--
28
Loss on Debt Financings
--
--
1
Adjusted EBITDA
$92
$161
$172
Adjustments
Acquisition Transaction Expenses
$4
$9
$7
Management Fees and Expenses
3
5
5
Strategic Fees and Initiatives
4
0
--
Non-cash Compensation
2
2
2
Loss on Disposal and Impairment of Fixed Assets
12
9
9
Severance and Relocation Costs
3
1
1
Other
10
2
4
EBITDA for certain completed acquisitions
(2)
23
13
Pro Forma Adjusted EBITDA
$128
$212
$213
Revenue
$916
$1,204
$1,247
Delivery and Subcontract Revenue
(95)
(133)
(137)
Net Revenue
$821
$1,071
$1,110
Pro Forma Revenue Adjustment
1
9
102
59
Pro Forma Net Revenue
$830
$1,173
$1,169
Pro Forma Adjusted EBITDA Margin
15%
18%
18%

Davenport Assets EBITDA Bridge
(1)
Low
end
of
$2-$4
million
of
estimated
synergies
range.
(2)
Revenue
associated
with
non-Davenport
cement
through
certain
of
the
Davenport
Asset
terminals.
Allocated
Expenses:
Represents
corporate
overhead
allocated
to
the
Davenport Assets from Lafarge and Lafarge's parent company, Lafarge
S.A. These costs are derived from multiple levels of the organization including geographic business unit expenses, product line expenses, shared corporate expenses, and fees from a holding company. These allocated costs are primarily related to corporate administrative expenses and reorganization costs, employee related costs including pensions and other benefits for corporate and shared employees, and rental and usage fees for shared assets for the following functional groups: information technology, accounting and finance services, marketing and contract support, customer support, treasury, facility and other corporate and infrastructural services.
Incremental
G&A:
Represents
incremental
overhead
costs
expected
to be incurred in conjunction with the Davenport Acquisition, such as accounting, sales, pension costs, insurance and information
technology costs.
Supply
Agreements:
Represents
the
EBITDA
related
to
a
supply
agreement to sell third-party cement through the Davenport
Terminals. This agreement will be assigned to Summit Materials as part of the Davenport Acquisition, but was not included in the audit of the Lafarge Target Business' financial statements.
Other:
Represents
the
estimated
effect
from
the
application
of
Summit Materials' accounting policies, adoption of Summit Materials'
insurance policies and an adjustment to overhead allocated to the
Davenport terminals.
Synergies:
Synergy
opportunities
include
distributions
efficiencies,
alternative fuels optimization and sharing of operational best practices.
1
5
1
2
2
3
4
3
4
5
LTM
($ in millions)
2014A
3/31/15A
Net Income
$15.3
$18.1
Income Tax Expense
7.8
9.1
Depreciation and Depletion
7.2
7.2
EBITDA
$30.3
$34.4
Allocated Corporate Overhead Expenses
$20.0
$20.6
Incremental G&A
(5.9)
(6.7)
Supply Agreements
4.7
5.2
Other
(0.0)
(0.2)
Adjusted EBITDA
$49.1
$53.4
Synergies
(1)
2.1
2.1
Pro Forma Adjusted EBITDA
$51.2
$55.5
Revenue
113.7
115.7
Supply agreement
(2)
30.2
30.4
Pro Forma Revenue
$143.9
$146.1